Exhibit 4.1

FRONT

[BORDER]    [NUMBER]   [LOGO]   [SHARES]    [BORDER]

            COMMON               COMMON
            STOCK                STOCK

    HOLLYWOOD ENTERTAINMENT CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF OREGON


                                            [CUSIP]


THIS CERTIFIES THAT	                    SEE
                                            REVERSE FOR
	                                    CERTAIN
                                            RESTRICTIONS
	                                    AND
                                            DEFINITIONS



is the owner of


              SHARES OF COMMON STOCK OF
        HOLLYWOOD ENTERTAINMENT CORPORATION





transferable on the books of the Corporation in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of the duly authorized officers of the Corporation

Dated:





Countersigned and Registered:
	CONTINENTAL STOCK TRANSFER & TRUST COMPANY





____________________________________	_____________________________

SECRETARY	                        PRESIDENT



BACK

                HOLLYWOOD ENTERTAINMENT CORPORATION

The Corporation is authorized to issue difference classes of shares or different series within a class. The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations and relative rights applicable to each class authorized to be issued and the variations in the rights, preferences and limitations between the shares of each series so far as the same has been determined. The board of directors is authorized to determine the relative rights and preferences of a series before the issuance of any shares of that series.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common		 Oregon Custodians use the following:
TEN ENT - as tenants by the entireties	 (Name) CUST UL OREG (Name)
                                         MIN - ......... as Custodian under
JT TEN - as joint tenants with rights	 the laws of Oregon, for .........
	of survivorship and not as	 a minor
	tenants in common		 (Name) CUST (Name) (State) UNIF GIFT MIN
                                         ACT -....Custodian......
	                                     (CUST)	   (MINOR)
					 Under ..... Uniform Gifts to Minors Act
					      (State)

Additional abbreviations may also be used though not in the above list.



FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE




PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE





shares of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated



		NOTICE:	The signature in this assignment must
correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any changes whatsoever.


Signature(s) Guaranteed BY



THE SIGNATURE SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.